                                                                   Exhibit 10.17

                            Schedule of Omitted Notes

      The following documents have been omitted as Exhibits to the Annual Report on Form 10-K because they are on substantially identical terms as Exhibit 10.16 in all material respects other than with respect to the numbers and purchase prices of shares purchased by each of the executives under the agreements.

                                                                  Interest
              Agreement                      Amount                 Rate
-------------------------------------  -----------------    ------------------
1.    Note between the Company and           $77,260                4.76%
      Edwin P. Kuhn

2.    Note between the Company and           $57,950                4.76%
      James W. George

3.    Note between the Company and           $57,950                4.76%
      Michael H. Hinderliter

4.    Note between the Company and           $57,950                6.01%
      Timothy L. Doane

5.    Note between the Company and           $38,640                6.01%
      Steven C. Lee